Rule 497(e)
File Nos.
033-19948,
811-02711
TALCOTT RESOLUTION LIFE INSURANCE CO.
SEPARATE ACCOUNT TWO
(Variable Account QP)
HV-1008

Supplement dated July 9, 2024 to your Prospectus dated May 1, 2024
This Supplement dated July 9, 2024 replaces information in the Prospectus dated May 1, 2024.
Appendix A – Underlying Funds
Effective immediately, the table shown in the “Appendix A – Underlying Funds” section of the Prospectus dated May 1, 2024 has been replaced with the following:

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/ SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2023)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Large Blend	Hartford Stock HLS Fund - Class IA* Adviser: Hartford Funds Management Company, LLC Subadviser: Wellington Management Company LLP	0.51%	7.72%	13.44%	10.69%
US Fund Intermediate Core-Plus Bond	Hartford Total Return Bond HLS Fund - Class IA* Adviser: Hartford Funds Management Company, LLC Subadviser: Wellington Management Company LLP	0.50%	6.97%	1.86%	2.32%

*	Effective 7/13/2018, the underlying Fund is not available as a new Sub-Account for existing Contracts.
This Supplement must be accompanied by and read in conjunction with the current Prospectus dated May 1, 2024. Please read this Supplement carefully and retain it for future reference.
2024-PROSUPP-2-HV1008